UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): November 18, 2004


                        Commission File Number 001-31921


                      Compass Minerals International, Inc.
             (Exact name of registrant as specified in its charter)

                     Delaware                                   36-3972986
 (State or other jurisdiction of incorporation or           (I.R.S. Employer
                  organization)                           Identification Number)


                               8300 College Blvd.
                             Overland Park, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01  Regulation FD Disclosure

     A press release issued by Compass Minerals International, Inc. on November 18, 2004 announced that a group of stockholders that includes Apollo Management L.P., Mosaic Global Holdings Inc., formerly IMC Global Inc., (NYSE: MOS) and company employees has agreed to sell 4,064,024 shares of common stock. The company will not receive any proceeds from the sale. Upon completion of the offering, Apollo Management L.P. will not directly hold any shares of the company's common stock. Shortly after completion of the offering, it is anticipated that some of the members of Compass's board of directors who are affiliated with Apollo will step down.

     In accordance with General Instruction B.2. of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 9.01 Financial Statements and Exhibits

(a) Exhibits:

Exhibit No.             Document
-----------             --------

99.1                    Press Release dated November 18, 2004


                                   SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COMPASS MINERALS INTERNATIONAL, INC.


Date:  November 19, 2004               /s/ Rodney L. Underdown
                                       --------------------------------------
                                       Rodney L. Underdown
                                       Chief Financial Officer